SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2016

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063
(Address of principal executive offices)

(805) 583-4302
(Company’s Telephone Number)

_________________________________________________________
(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 7, 2016, Airborne Wireless Network, a Nevada corporation (the “Company”), and Jason de Mos entered into and executed a written Employment Agreement (the” Employment Agreement”). Pursuant to the provisions of the Employment Agreement, Mr. de Mos shall serve as the Company’s Vice President of Business Development and Aviation Compliance. Initially, the Company shall pay Mr. de Mos a monthly salary equal to $10,600.00.

The foregoing information regarding of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy which is attached hereto as Exhibit 10.1 and is in incorporated herein by this reference.

ITEM 7.01 REGULATION FD

On October 13, 2016, the Company issued a press release announcing the Employment Agreement.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of the Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be “furnished” and shall not be deemed to be “filed” for purpose of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Number	Exhibits

	10.1	Employment Agreement between Airborne Wireless Network and Jason de Mos dated October 7, 2016.

	99.1	Press Release dated October 13, 2016, announcing the Employment Agreement.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: October 13, 2016	By:	/s/ J. Edward Daniels
J. Edward Daniels
President and sole director

3

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Employment Agreement between Airborne Wireless Network and Jason de Mos dated October 7, 2016.

99.1	Press Release dated October 13, 2016, announcing the Employment Agreement.

4